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                                                                    EXHIBIT 10.3


                           AMENDMENT NO. 3 AND CONSENT

                                                   Dated as of September 1, 1999

To the banks, financial institutions and other institutional lenders (collectively, the "BANKS") party to the Credit Agreement referred to below, to Citibank, N.A., as administrative agent (the "AGENT") for the Banks, to SunTrust Bank, Nashville, N.A., as the swing line bank, and to NationsBank, N.A., as documentation agent

Ladies and Gentlemen:

                  We refer to the Second Amended and Restated Revolving Credit Agreement dated as of April 2, 1998, as amended by Amendment No.1 and Consent thereto dated as of September 22, 1998 and Amendment No. 2 and Consent thereto dated as of March 10, 1999 (such Credit Agreement, as so amended, the "CREDIT AGREEMENT") among the undersigned and you. Capitalized terms not otherwise defined in this Amendment No. 3 and Consent have the same meanings as specified in the Credit Agreement.

                  It is hereby agreed by you and us as follows:

                  The Credit Agreement is, effective as of the effective date of this Amendment No. 3 and Consent, hereby amended as follows:

                  (a) Section 1.01 is amended by adding thereto in the correct alphabetical order the following definitions:

                      "`Securities Repurchase Amount' means, at any time,
                  $35,000,000 plus, after the issuance of any Series B Zero Coupon Convertible Subordinated Notes, 50% of the gross proceeds received by the Borrower from the issuance of such Series B Zero Coupon Convertible Subordinated Notes.

                      "`Series A Zero Coupon Convertible Subordinated Notes'
                  means the Series A Zero Coupon Convertible Subordinated Notes issued by the Borrower for aggregate gross proceeds received by the Borrower of not less than $100,000,000 and having the terms and conditions set forth on Exhibit H hereto, which shall include terms stating that such Series A Zero Coupon Convertible Subordinated Notes shall have no requirement for cash payments at any time that any Notes remain unpaid or any Letter of Credit is outstanding or any Bank shall have a Commitment under the Credit Agreement."




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                      "`Series B Zero Coupon Convertible Subordinated Notes'
                  means the Series B Zero Coupon Convertible Subordinated Notes issued by the Borrower for aggregate gross proceeds received by the Borrower not in excess of $100,000,000 and having the terms and conditions set forth on Exhibit H hereto, which shall include terms stating that such Series B Zero Coupon Convertible Subordinated Notes shall have no requirement for cash payments at any time that any Notes remain unpaid or any Letter of Credit is outstanding or any Bank shall have a Commitment under the Credit Agreement."

                      "`Zero Coupon Convertible Subordinated Notes' means,
                  collectively, the Series A Zero Coupon Convertible Subordinated Notes and the Series B Zero Coupon Convertible Subordinated Notes."

                  (b) The definition of "Debt" in Section 1.01 is amended by adding at the end thereof a new sentence to read as follows:

                      "The obligations of the Borrower and its subsidiaries under the Zero Coupon Convertible Subordinated Notes shall be deemed not to be Debt."

                  (c) The definition of "EBITDA" in Section 1.01 is amended by adding at the end thereof (a) new clause (xiv) to read as follows:

                  "plus (xiv) to the extent deducted in the calculation of Net Income for such period, the aggregate amount of any reduction in Net Income attributable to the charge-off of any intangible assets in existence at or prior to June 30, 1999 made in accordance with generally accepted accounting principles."

                  (d) The definition of "Applicable Eurodollar Rate Margin" in
         Section 1.01 is amended by deleting such in its entirety and substituting therefor the following:

                  "`Applicable Eurodollar Rate Margin' means, for the initial Effective Period (as defined below), the percentage set forth in the chart below based on the Consolidated Debt/EBITDA Ratio of the Borrower and its Subsidiaries for the period ended June 30, 1999 (calculated taking into account the Debt repaid or otherwise satisfied in full with the proceeds of the Zero Coupon Convertible Subordinated Notes) and thereafter, for each subsequent Effective Period, 1.3500% per annum; provided, however, that if the Borrower, for a subsequent Effective Period shall have satisfied the Consolidated Debt/EBITDA Ratio test indicated in the table below, the Applicable Eurodollar Rate Margin for the Effective Period as to which such test is satisfied shall be the percentage rate per annum set forth opposite the appropriate test for the Commitment in the table below.



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
                                                                  Applicable Eurodollar
                         "Consolidated                               Rate Margin for
                       Debt/EBITDA Ratio                                 Advances
                       -----------------                                 --------
                  Greater than 3.50 to 1.00                               1.3500%

                  Less than or equal to 3.50 to 1.00 but greater
                  than 3.00 to 1.00                                       1.1750%

                  Less than or equal to 3.00 to 1.00 but greater
                  than 2.50 to 1.00                                       1.0000%

                  Less than or equal to 2.50 to 1.00 but greater
                  than 2.00 to 1.00                                       0.8000%

                  Less than or equal to 2.00 to 1.00                      0.7000%"


                  The Applicable Eurodollar Rate Margin shall be determined by the Agent each quarter on the basis of quarterly certified Consolidated financial statements and a schedule evidencing financial covenant compliance delivered to the Banks pursuant to Section 6.04(b). The "Effective Period" with respect to the Applicable Eurodollar Rate Margin shall be the period commencing on the date of effectiveness of Amendment No. 3 and Consent to this Agreement and ending on the fifth Business Day after the Quarterly Delivery for such quarter (commencing with the fiscal quarter ended September 30, 1999) and each period thereafter commencing the fifth Business Day after the Quarterly Delivery for the then most recent fiscal quarter and ending on the fifth Business Day of the Quarterly Delivery for the then immediately following fiscal quarter. Notwithstanding the foregoing, the Applicable Eurodollar Rate Margin shall be deemed to be 1.3500% per annum in respect of Advances made on any day as of which the deliveries required to calculate the Applicable Eurodollar Rate Margin shall not have been made."

                  (e) The definition of "Applicable Letter of Credit Fee Rate" in Section 1.01 is amended by deleting such in its entirety and substituting therefor the following:

                  "`Applicable Letter of Credit Fee Rate' means, for the initial Effective Period (as defined below), the percentage set forth in the chart below based on the Consolidated Debt/EBITDA Ratio of the Borrower and its Subsidiaries for the period ended June 30, 1999 (calculated taking into account the Debt repaid or otherwise satisfied in full with the proceeds of the Zero Coupon Convertible Subordinated Notes) and thereafter, for each subsequent Effective Period, 1.2250% per annum; provided, however, that if the Borrower, for a subsequent Effective Period shall have satisfied the Consolidated Debt/EBITDA Ratio test indicated in the table below, the Applicable Letter of Credit Fee Rate for the Effective Period as to which such test is satisfied shall be the percentage rate per annum set forth opposite the appropriate test for the Commitment in the table below.




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
                                                                       Applicable
                                "Consolidated                       Letter of Credit
                              Debt/EBITDA Ratio                          Fee Rate
                              -----------------                          --------

                  Greater than 3.50 to 1.00                               1.2250%

                  Less than or equal to 3.50 to 1.00 but greater          1.0500%
                  than 3.00 to 1.00

                  Less than or equal to 3.00 to 1.00 but greater          0.8750%
                  than 2.50 to 1.00

                  Less than or equal to 2.50 to 1.00 but greater          0.6750%
                  than 2.00 to 1.00

                  Less than or equal to 2.00 to 1.00                      0.5750%"

                  The Applicable Letter of Credit Fee Rate shall be determined by the Agent each quarter on the basis of quarterly certified Consolidated financial statements and a schedule evidencing financial covenant compliance delivered to the Banks pursuant to Section 6.04(b). The "Effective Period" with respect to the Applicable Letter of Credit Fee Rate shall be the period commencing on the date of effectiveness of Amendment No. 3 and Consent to this Agreement and ending on the fifth Business Day after the Quarterly Delivery for such quarter (commencing with the fiscal quarter ended September 30, 1999) and each period thereafter commencing the fifth Business Day after the Quarterly Delivery for the then most recent fiscal quarter and ending on the fifth Business Day of the Quarterly Delivery for the then immediately following fiscal quarter. Notwithstanding the foregoing, the Applicable Letter of Credit Fee Rate shall be deemed to be 1.2250% per annum in respect of Advances made on any day as of which the deliveries required to calculate the Applicable Eurodollar Rate Margin shall not have been made.

                  (f) The definition of "Applicable Utilization Fee Rate" in
         Section 1.01 is deleted in its entirety.

                  (g) The definition of "Total Liabilities" in Section 1.01 is amended by adding at the end thereof a new sentence to read as follows:

                      "The obligations of the Borrower and its subsidiaries under the Zero Coupon Convertible Subordinated Notes shall be deemed not to be Total Liabilities."

                  (h) Section 3.01 is amended by deleting the figure "$50,000,000" in the fifth line thereof and substituting therefor the figure "$75,000,000".

                  (i) Section 6.02(e)(i)(C) is amended by deleting clauses (1),
         (2) and (3) therein and replacing such clauses with the phrase "the Securities Repurchase Amount".

                  (j) Section 6.02(f)(iv) is amended by adding immediately after the phrase "aggregate amount" therein the parenthetical "(together with the aggregate amount of capital investments made pursuant to clause
         (v)).


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                  (k) Section 6.02(f)(viii) is amended by deleting clauses (1),
         (2) and (3) therein and replacing such clauses with the phrase "the Securities Repurchase Amount".

                  (l) Section 6.02(f) is amended by adding at the end thereof a new clause (x) to read as follows:

                      "(x) the Borrower and its Subsidiaries may make investments consisting of notes receivables financing sale or other disposition of assets permitted hereunder in an aggregate amount not to exceed $45,000,000."

                  (m) Section 6.02(f)(v) is amended by deleting the figure "$15,000,000" therein and replacing such figure with the phrase (together with the aggregate amount of capital investments made pursuant to clause (iv)) $50,000,000.

                  (n) Section 6.2(j) is amended by adding immediately after each reference therein (prior to the proviso contained therein) to "Debt" the phrase "or the Zero Coupon Convertible Subordinated Notes".

                  (o) Section 6.02(j)(vii) is amended by deleting clauses (1),
         (2) and (3) therein and replacing such clauses with the phrase "the Securities Repurchase Amount".

                  (p) Section 6.03(a) is amended by deleting such in its entirety and substituting therefor the following:

                      "(a) Consolidated Net Worth. Permit at any date of
                  determination the Consolidated Net Worth of the Borrower and its Subsidiaries to be less than $683,000,000, plus (i)(A) 80% of the net proceeds received from the issuance, sale or disposition of the Borrower's Securities (common, preferred or special), securities converted into or exchanged for Securities, and any rights, options, warrants and similar instruments from December 31, 1997 to such date of determination minus (B)(x) the aggregate amount not in excess of $6,500,000 paid to acquire shares of Common Stock of the Borrower and (y) after the issuance of the Series B Zero Coupon Convertible Subordinated Notes, the aggregate amount not in excess of $78,500,000 paid to acquire shares of Common Stock of the Borrower plus (ii) 50% of positive Consolidated Net Income (if any) earned from December 31, 1997 through such date of determination (without regard for net losses)."

                  (q) Section 6.03(c) is amended by deleting clause (y) therein and replacing such clause with the following clauses:

                      "(y) for each such period ending thereafter but prior to March 31, 2000, 3.75 to 1.00 and (z) for each period thereafter, 3.50 to 1.00.

                  (r) Section 7.01(j) is amended by deleting the figure "5%" therein and replacing such figure with the figure "10%".

                  (s) Section 7.01(o) is amended in full to read "[Intentionally Omitted]."




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                  (t) The Credit Agreement is hereby amended by adding thereto
         Exhibit H to read as set forth in Schedule I hereto.

                  Notwithstanding the provisions of Section 7.01(j), the Majority Banks hereby consent to the termination of the Service Agreements listed on Schedule II hereto.

                  This Amendment No. 3 and Consent shall become effective as of the date first above written when, and only when, (i) the Agent shall have received by 5:00 pm (New York City time) on September 1, 1999, counterparts of this Amendment No. 3 and Consent executed by the undersigned, the Issuing Bank and the Majority Banks or, as to any of the Banks, advice satisfactory to the Agent that such Bank has executed this Amendment No. 3 and Consent (all such Banks that shall have so executed this Amendment No. 3 and Consent being the "APPROVING BANKS"), (ii) the Agent shall have received no later than the date of the issuance of the Series A Zero Coupon Convertible Subordinated Notes, for the ratable account of each Approving Bank, a consent fee of of one percent of each such Approving Bank's Commitment (which fee the Agent will distribute to such Approving Banks no later than the first Business Day after the date this Amendment No. 3 and Consent becomes effective), (iii) the consent attached hereto executed by each Guarantor and (iv) the Borrower shall have, prior to December 1, 1999, (A) issued the Series A Zero Coupon Convertible Subordinated Notes for net cash proceeds of not less than $92,000,000 and (B) applied at least $92,000,000 of such net cash proceeds to prepay Advances under the Credit Agreement. This Amendment No. 3 and Consent is subject to the provisions of
Section 9.01 of the Credit Agreement.

                  On and after the effectiveness of this Amendment No. 3 and Consent, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 3 and Consent.

                  The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment No. 3 and Consent, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment No. 3 and Consent shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  If you agree to the terms and provisions hereof, please evidence such agreement by executing and telecopying one signature page to Mario Murillo at Citibank, N.A. (Telecopier No. (212) 793-5963) and returning at least three counterparts of this Amendment No. 3 and Consent to Philip Strauss at Shearman & Sterling, 555 California Street, San Francisco, CA 94104 (Telecopier No. (415) 616-1199).

                  This Amendment No. 3 and Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 3 and Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment No. 3 and Consent.



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                  This Amendment No. 3 and Consent shall be governed by, and construed in accordance with, the laws of the State of New York.


                                         Very truly yours,



                                         PHYCOR, INC.



                                         By  /s/ John K. Crawford
                                             -----------------------------------
                                             Title: Executive Vice President and
                                                    Chief Financial Officer







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


Agreed as of the date first above written:


CITIBANK, N.A.,
         as Agent, as an Issuing Bank and as Bank



By /s/ James J. McCarthy
   -------------------------------------
   Title: Vice President










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BANK OF AMERICA, N.A.
         as Documentation Agent



By /s/ Ashley Crabtree
   -------------------------------------
   Title: Managing Director






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AMSOUTH BANK



By /s/ Cathy M. Wind
   -------------------------------------
   Title: Vice President






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BANK OF AMERICA, N.A.



By /s/ Ashley Crabtree
   -------------------------------------
   Title: Managing Director






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BANKERS TRUST COMPANY



By /s/ David J. Bell
   -------------------------------------
   Title: Principal






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THE BANK OF NOVA SCOTIA



By  /s/ W. J. Brown
   -------------------------------------
    Title: Vice President






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CREDIT LYONNAIS NEW YORK BRANCH



By /s/ Henry J. Reukauf
   -------------------------------------
   Title: Vice President






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FIRST AMERICAN NATIONAL BANK



By /s/ Allison H. Jones
   -------------------------------------
   Title: Senior Vice President







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THE FIRST NATIONAL BANK OF CHICAGO



By /s/ Erik C. Back
   -------------------------------------
   Title: Assistant Vice President





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FIRST UNION NATIONAL BANK



By /s/ Carolyn Hannon
   -------------------------------------
   Title: Director






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FLEET NATIONAL BANK



By /s/ Lori H. Jou
   -------------------------------------
   Title: Assistant Vice President






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MELLON BANK, N.A.



By /s/ Marsha Wicker
   -------------------------------------
   Title: Vice President






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COOPERATIEVE CENTRALE RAIFFEISEN
BOERENLEENBANK B.A., "RABOBANK NEDERLAND",
NEW YORK BRANCH



By /s/ Terrell Boyle
   -------------------------------------
   Title: Vice President



By /s/ Ian Reece
   -------------------------------------
   Title: Senior Credit Officer





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SUNTRUST, NASHVILLE, N.A.
         as Swing Line Bank



By /s/ Mark D. Mattson
   -------------------------------------
   Title: Vice President






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